Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of American Reprographics Company (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jonathan R. Mather, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.
Date: November 9, 2009

/s/ Jonathan R. Mather
Jonathan R. Mather
Chief Financial Officer and Secretary